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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2001


                       TRANSACT TECHNOLOGIES INCORPORATED

             (Exact name of registrant as specified in its charter)

          Delaware                                  0-21121                                  06-1456680
(State or other jurisdiction               (Commission file number)                        (I.R.S. employer
      of incorporation)                                                                   identification no.)

     7 Laser Lane, Wallingford, CT                                                             06492
(Address of principal executive offices)                                                     (Zip Code)


Registrant's telephone number, including area code:                                          (203) 269-1198

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Item 9.  Regulation FD Disclosure.


                  On February 14, 2001 and February 15, 2001, TransAct
Technologies Incorporated (the "Company") issued two press releases, attached as Exhibits 99.1 and 99.2, respectively. These press releases are furnished pursuant to Rule 100(e) of Regulation FD under the rules of the Securities and Exchange Commission and are not deemed to be filed and the furnishing of them is not deemed to be an admission as to the materiality of the information furnished. The Company disclaims any obligation to update or supplement the information provided.

Item 7.  Financial Statements and Exhibits

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

Exhibit                    Description
-------                    -----------
99.1                       Press Release dated February 14, 2001
99.2                       Press Release dated February 15, 2001
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TRANSACT TECHNOLOGIES INCORPORATED



                                By /s/ Richard L. Cote
                                   --------------------------------
                                   Richard L. Cote

                                   Executive Vice President, Chief Financial
                                   Officer and Secretary

Date: February 15, 2001



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                                  EXHIBIT LIST

The following exhibits are filed herewith.

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

Exhibit                    Description
-------                    -----------
99.1                       Press Release dated February 14, 2001
99.2                       Press Release dated February 15, 2001

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